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               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2008 -- MARCH 31, 2009

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
  Matanuska-     12/23/08       -       $99.42  $  244,285,000  $1,000,000    0.82%      0.409%    Merrill Lynch   Rauscher
   Susitna                                                                                         & Co., RBC      Pierce Dallas
Borough, State                                                                                     Capital
  of Alaska                                                                                        Markets,
                                                                                                   Morgan Stanley

  Matanuska-     12/23/08       -       $97.53  $  244,285,000  $1,000,000    0.82%      0.409%    Merrill Lynch   Rauscher
   Susitna                                                                                         & Co., RBC      Pierce Dallas
Borough, State                                                                                     Capital
  of Alaska                                                                                        Markets,
                                                                                                   Morgan Stanley

   Municipal     01/08/09       -      $102.10  $   78,680,000  $  560,000    0.71%      0.712%    Citigroup,      Goldman Sachs
    Energy                                                                                         Goldman Sachs
  Agency of                                                                                        & Co., Morgan
   Nebraska                                                                                        Stanley

 University of   01/08/09       -      $104.41  $  165,635,000  $1,000,000    0.60%      0.604%    Stifel,         Stiefel
   Colorado                                                                                        Nicolaus &      Nickolaus
  Enterprise                                                                                       Company,
 System 5.500%                                                                                     Incorporated,
 due 6/1/2025                                                                                      RBC Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   Morgan Stanley

 Austin Texas    01/09/09       -      $101.40  $  175,000,000  $1,500,000    1.14%      0.857%    Merrill Lynch   Merrill Lynch
    Water &                                                                                        & Co.,
  Wastewater                                                                                       Barclays
  5.000% due                                                                                       Capital,
  11/15/2024                                                                                       Southwest
                                                                                                   Securities,
                                                                                                   Citigroup,

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
                                                                                                   Rice Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   Morgan
                                                                                                   Stanley,
                                                                                                   Cabrera
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Morgan Keegan
                                                                                                   & Company,
                                                                                                   Inc., Estrada
                                                                                                   Hinojosa &
                                                                                                   Company,
                                                                                                   Inc.

 New York City   01/14/09       -      $106.46  $  650,000,000  $1,000,000    0.31%      0.154%    Citigroup,      Citigroup
 Transitional                                                                                      Banc of
   Finance                                                                                         America
  Authority                                                                                        Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Ramirez
                                                                                                   & Co., Inc.,
                                                                                                   Jackson
                                                                                                   Securities
                                                                                                   Inc., Stifel
                                                                                                   Nicolaus,
                                                                                                   Barclays
                                                                                                   Capital, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Morgan
                                                                                                   Stanley,
                                                                                                   Roosevelt and
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   Raymond James
                                                                                                   &

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
                                                                                                   Associates,
                                                                                                   Inc., DEPFA
                                                                                                   First Albany
                                                                                                   Securities
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Prager, Sealy
                                                                                                   & Co., L.L.C.,
                                                                                                   Siebert,
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Southwest
                                                                                                   Securities

 New York City   01/14/09       -      $104.39  $  650,000,000  $1,000,000     0.31%      0.154%   Citigroup,          Citigroup
 Transitional                                                                                      Banc of
   Finance                                                                                         America
  Authority                                                                                        Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Ramirez
                                                                                                   & Co., Inc.,
                                                                                                   Jackson
                                                                                                   Securities
                                                                                                   Inc., Stifel
                                                                                                   Nicolaus,
                                                                                                   Barclays
                                                                                                   Capital, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Roosevelt &
                                                                                                   Cross

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
                                                                                                   Incorporated,
                                                                                                   Wachovia Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., DEPFA
                                                                                                   First Albany
                                                                                                   Securities
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Prager, Sealy
                                                                                                   & Co., LLC,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Southwest
                                                                                                   Securities

  Salt River     01/15/09       -      $108.03  $  744,180,000  $1,000,000    0.13%      0.134%    Goldman, Sachs  Goldman Sachs
   Project                                                                                         & Co., Morgan
   Arizona                                                                                         Stanley & Co.,
 Agriculture                                                                                       Incorporated,
 5.000% due                                                                                        J.P. Morgan,
  1/1/2022                                                                                         Citigroup

  Los Angeles    02/05/09       -      $109.83  $  950,000,000  $1,500,000    0.11%      0.316%    Barclays        Barclays Capital
  California                                                                                       Capital, De La
Unified School                                                                                     Rosa & Co.,
   District                                                                                        Stone &
                                                                                                   Youngberg,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,

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
                                                                                                   Backstrom
                                                                                                   McCarley Berry
                                                                                                   & Co., LLC

The Regents of   03/13/09       -      $108.96  $  794,220,000  $  795,000    0.25%      0.701%    Barclays        Barclays Capital
the University                                                                                     Capital, Alamo
 of California                                                                                     Capital, Banc
   General                                                                                         of America
 Revenue Bonds                                                                                     Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan, SL
                                                                                                   Hare Capital,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Wedbush Morgan
                                                                                                   Securities

The Regents of   03/13/09       -      $106.62  $  794,220,000  $1,185,000    0.25%      0.149%    Barclays        Barclays Capital
the University                                                                                     Capital, Alamo
 of California                                                                                     Capital, Banc
   General                                                                                         of America
Revenue Bonds                                                                                      Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan, SL
                                                                                                   Hare Capital,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan Stanley
                                                                                                   & Co.,
                                                                                                   Incorporated,
                                                                                                   Wedbush Morgan
                                                                                                   Securities